UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03131

AB SUSTAINABLE GLOBAL THEMATIC FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: July 31, 2019

Date of reporting period:    July 31, 2019

ITEM 1. REPORTS TO STOCKHOLDERS.

JUL    07.31.19

ANNUAL REPORT

AB SUSTAINABLE GLOBAL

THEMATIC FUND

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Sustainable Global Thematic Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 1

ANNUAL REPORT

September 9, 2019

This report provides management’s discussion of fund performance for AB Sustainable Global Thematic Fund for the annual reporting period ended July 31, 2019.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF JULY 31, 2019 (unaudited)

	6 Months	12 Months

AB SUSTAINABLE GLOBAL THEMATIC FUND[1]

Class A Shares	12.30%	6.48%

Class B Shares[2]	11.85%	5.63%

Class C Shares	11.88%	5.67%

Advisor Class Shares[3]	12.44%	6.75%

Class R Shares[3]	12.11%	6.13%

Class K Shares[3]	12.28%	6.45%

Class I Shares[3]	12.49%	6.85%

MSCI ACWI (net)	8.04%	2.95%

1

Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended July 31, 2019, by 0.00% and 0.07%, respectively.

2	Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

3

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), for the six- and 12-month periods ended July 31, 2019.

All share classes of the Fund outperformed the benchmark during both periods, before sales charges. During the 12-month period, both security and sector selection contributed, relative to the benchmark. Security selection within health care was positive while selection within the technology sector was negative. Gains from an underweight to energy were partially offset by losses from an underweight to communication services. Country positioning (a result of bottom-up security analysis combined with fundamental research) detracted, mostly because of an overweight in India. Gains from an underweight in Japan offset some of these losses.

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From a thematic perspective, Climate and Empowerment detracted and had negative absolute returns, while Health had positive returns. The Climate theme consists of companies focused on low carbon generation, clean transportation, sustainable production, energy efficiency, water and sanitation and recycling. The Empowerment theme includes companies focused on economic infrastructure, enabling technologies, financial inclusion and women’s empowerment. Companies that fall within the Health theme are focused on medical innovation, affordable medical care, healthy lifestyles, food security and physical safety.

In the six-month period, security selection contributed to relative returns, while sector selection detracted. Security selection within health care was positive, but selection within technology was negative. Gains from an underweight to energy were offset by losses from an overweight to health care. Country positioning was negative, as losses from an overweight in India were greater than gains from an underweight in South Korea. The Climate and Empowerment themes detracted but had positive absolute returns, while the Health theme contributed to performance.

The Fund utilized derivatives in the form of currency forwards for hedging purposes, which detracted from absolute returns for the six-month period and added for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities rose during the 12-month period ended July 31, 2019. At the end of 2018, stocks declined during a period of increased global risk, a weak outlook for the Chinese economy (and global growth in general), and tighter monetary policies, in addition to rampant trade tensions. Against this backdrop of continued volatility, there were emerging pressures such as political unrest in Hong Kong and the probability of a no-deal Brexit under newly appointed Prime Minister Boris Johnson. The European Central Bank (“ECB”) continued with its dovish policy guidance. Further rate cuts may be indicated, as the ECB has hinted at additional quantitative easing if growth continues to slow.

The Fund’s Senior Investment Management Team (the “Team”) continues to see sustained market volatility stemming from concerns over Brexit, rising rates in the US and ongoing global trade tensions. Given the expected volatility, the Team will seek to take advantage of any price dislocations that are presented in the market. The Fund’s focus on secular growth themes, particularly those promoting social and environmental sustainability, helps to identify companies with strong competitive advantages and high returns on invested capital that the Team believes are more likely to sustain higher-than-average growth over the long term. With elevated market valuations, the Team believes organic sales and earnings growth, not multiple expansion, may be a key driver of returns going forward. The Fund is positioned particularly well in this regard.

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INVESTMENT POLICIES

The Fund pursues opportunistic growth by investing in a global universe of companies that are positively exposed to sustainable investment themes. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of issuers located throughout the world that the Adviser believes are positively exposed to sustainable investment themes.

The Adviser employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying securities of companies worldwide, fitting into sustainable investment themes. The Adviser identifies sustainable investment themes that are broadly consistent with achieving the United Nations Sustainable Development Goals. Examples of these themes may include energy transformation, resource preservation, equality and opportunity, and improving human health and safeguarding lives, and the themes are expected to change over time based on the Adviser’s research. In addition to this “top-down” thematic approach, the Adviser also uses a “bottom-up” analysis of individual companies, focusing on prospective earnings growth, valuation, and quality of company management and on evaluating a company’s exposure to environmental, social and corporate governance (“ESG”) factors. The Adviser emphasizes company-specific positive selection criteria over broad-based negative screens in assessing a company’s exposure to ESG factors.

The Adviser normally considers a large universe of mid- to large-capitalization companies worldwide for investment.

The Fund invests in securities issued by US and non-US companies from multiple industry sectors in an attempt to maximize opportunity, which should also tend to reduce risk. The Fund invests in both developed and emerging-market countries. Under normal market conditions, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-US companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries. The percentage of the Fund’s assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser’s assessment of the appreciation potential of such securities. The Fund may invest in any company and industry and in any type of equity security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new, smaller or less-seasoned companies. Investments in new, smaller or less-seasoned companies may offer more reward but may also entail more risk than

(continued on next page)

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is generally true of larger, established companies. The Fund may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities, real estate investment trusts and zero-coupon bonds.

The Fund may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments. Investments in ETFs will not be subject to the Fund’s sustainable investment themes or ESG factors.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Fund may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI ACWI is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s growth approach, may underperform the market generally.

Sector Risk: The Fund may have more risk because of concentrated investments in a particular market sector, such as the technology or financial-services sector. Market or economic factors affecting that sector could have a major effect on the value of the Fund’s investments.

ESG Risk: Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and therefore the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

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DISCLOSURES AND RISKS (continued)

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk: Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The performance shown for periods prior to November 1, 2016 is based on the Fund’s prior investment strategies and may not be representative of the Fund’s performance under its current investment policies.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A

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DISCLOSURES AND RISKS (continued)

shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

7/31/2009 TO 7/31/2019

This chart illustrates the total value of an assumed $10,000 investment in AB Sustainable Global Thematic Fund Class A shares (from 7/31/2009 to 7/31/2019) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF JULY 31, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	6.48%	1.96%

5 Years	9.70%	8.75%

10 Years	8.76%	8.29%

CLASS B SHARES

1 Year	5.63%	1.76%

5 Years	8.82%	8.82%

10 Years[1]	8.07%	8.07%

CLASS C SHARES

1 Year	5.67%	4.70%

5 Years	8.87%	8.87%

10 Years	7.96%	7.96%

ADVISOR CLASS SHARES[2]

1 Year	6.75%	6.75%

5 Years	9.98%	9.98%

10 Years	9.06%	9.06%

CLASS R SHARES[2]

1 Year	6.13%	6.13%

5 Years	9.45%	9.45%

10 Years	8.60%	8.60%

CLASS K SHARES[2]

1 Year	6.45%	6.45%

5 Years	9.78%	9.78%

10 Years	8.93%	8.93%

CLASS I SHARES[2]

1 Year	6.85%	6.85%

5 Years	10.18%	10.18%

10 Years	9.32%	9.32%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.29%, 2.10%, 2.04%, 1.04%, 1.59%, 1.30% and 0.94% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	4.42%

5 Years	7.90%

10 Years	9.37%

CLASS B SHARES

1 Year	4.19%

5 Years	7.96%

10 Years[1]	9.15%

CLASS C SHARES

1 Year	7.25%

5 Years	8.02%

10 Years	9.03%

ADVISOR CLASS SHARES[2]

1 Year	9.32%

5 Years	9.11%

10 Years	10.15%

CLASS R SHARES[2]

1 Year	8.69%

5 Years	8.59%

10 Years	9.68%

CLASS K SHARES[2]

1 Year	9.02%

5 Years	8.92%

10 Years	10.02%

CLASS I SHARES[2]

1 Year	9.41%

5 Years	9.32%

10 Years	10.41%

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value February 1, 2019	Ending Account Value July 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,123.00	$6.63	1.26%	$6.63	1.26%
Hypothetical**	$1,000	$1,018.55	$6.31	1.26%	$6.31	1.26%
Class B
Actual	$1,000	$1,118.50	$10.82	2.06%	$10.87	2.07%
Hypothetical**	$1,000	$1,014.58	$10.29	2.06%	$10.34	2.07%
Class C
Actual	$1,000	$1,118.80	$10.61	2.02%	$10.61	2.02%
Hypothetical**	$1,000	$1,014.78	$10.09	2.02%	$10.09	2.02%
Advisor Class
Actual	$1,000	$1,124.40	$5.32	1.01%	$5.32	1.01%
Hypothetical**	$1,000	$1,019.79	$5.06	1.01%	$5.06	1.01%
Class R
Actual	$1,000	$1,121.10	$8.47	1.61%	$8.52	1.62%
Hypothetical**	$1,000	$1,016.81	$8.05	1.61%	$8.10	1.62%
Class K
Actual	$1,000	$1,122.80	$6.84	1.30%	$6.90	1.31%
Hypothetical**	$1,000	$1,018.35	$6.51	1.30%	$6.56	1.31%
Class I
Actual	$1,000	$1,124.90	$4.95	0.94%	$4.95	0.94%
Hypothetical**	$1,000	$1,020.13	$4.71	0.94%	$4.71	0.94%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

July 31, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,036.3

1

All data are as of July 31, 2019. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO SUMMARY (continued)

July 31, 2019 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets

Ecolab, Inc.	$26,361,875	2.5%

American Water Works Co., Inc.	25,531,778	2.5

Xylem, Inc./NY	25,149,076	2.4

Visa, Inc. – Class A	24,931,570	2.4

Apollo Hospitals Enterprise Ltd.	24,854,769	2.4

Kingspan Group PLC	23,521,848	2.3

Koninklijke Philips NV	22,533,064	2.2

Bio-Rad Laboratories, Inc. – Class A	22,449,221	2.2

MSCI, Inc. – Class A	22,128,631	2.1

UnitedHealth Group, Inc.	21,961,935	2.1

	$239,423,767	23.1%

1	Long-term investments.

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PORTFOLIO OF INVESTMENTS

July 31, 2019

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.2%
Health Care – 22.1%
Biotechnology – 0.9%
Abcam PLC	607,760	$9,625,805

Health Care Equipment & Supplies – 6.9%
Abbott Laboratories(a)	119,490	10,407,579
Danaher Corp.	149,603	21,019,222
Koninklijke Philips NV	480,340	22,533,064
West Pharmaceutical Services, Inc.	124,763	17,126,217

		71,086,082

Health Care Providers & Services – 4.5%
Apollo Hospitals Enterprise Ltd.	1,267,490	24,854,769
UnitedHealth Group, Inc.	88,197	21,961,935

		46,816,704

Life Sciences Tools & Services – 9.8%
Bio-Rad Laboratories, Inc. – Class A(b)	71,290	22,449,221
Bruker Corp.	301,924	14,447,063
Gerresheimer AG	256,920	19,983,730
ICON PLC(b)	84,090	13,132,335
QIAGEN NV(b)	328,890	12,405,731
Tecan Group AG	74,780	18,999,237

		101,417,317

		228,945,908

Information Technology – 20.4%
Electronic Equipment, Instruments & Components – 2.8%
Horiba Ltd.	255,800	13,689,135
Keyence Corp.	26,300	15,092,222

		28,781,357

IT Services – 6.0%
Pagseguro Digital Ltd.(a)(b)	337,980	14,695,370
Square, Inc. – Class A(b)	166,650	13,400,327
Visa, Inc. – Class A(a)	140,065	24,931,570
Wirecard AG	54,090	9,077,452

		62,104,719

Semiconductors & Semiconductor Equipment – 3.1%
Infineon Technologies AG	1,092,043	20,227,002
NVIDIA Corp.	72,779	12,279,273

		32,506,275

Software – 6.9%
Dassault Systemes SE	111,080	16,897,101
Microsoft Corp.	156,630	21,343,970
Proofpoint, Inc.(b)	84,490	10,662,638

16 | AB SUSTAINABLE GLOBAL THEMATIC FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

SailPoint Technologies Holding, Inc.(a)(b)	507,530	$10,729,184
Zendesk, Inc.(b)	144,290	12,056,873

		71,689,766

Technology Hardware, Storage & Peripherals – 1.6%
Apple, Inc.	78,929	16,815,034

		211,897,151

Industrials – 13.1%
Aerospace & Defense – 1.6%
Hexcel Corp.	199,189	16,285,693

Building Products – 2.3%
Kingspan Group PLC	479,645	23,521,848

Commercial Services & Supplies – 1.1%
China Everbright International Ltd.	13,502,740	11,890,644

Electrical Equipment – 3.6%
Schneider Electric SE	196,490	16,952,386
Vestas Wind Systems A/S	249,560	20,479,271

		37,431,657

Industrial Conglomerates – 1.0%
Siemens AG	93,494	10,175,262

Machinery – 2.4%
Xylem, Inc./NY	313,228	25,149,076

Professional Services – 1.1%
Recruit Holdings Co., Ltd.	351,800	11,912,818

		136,366,998

Financials – 10.8%
Banks – 1.0%
HDFC Bank Ltd.	309,010	10,115,321

Capital Markets – 5.1%
Charles Schwab Corp. (The)	303,822	13,131,187
MSCI, Inc. – Class A	97,380	22,128,631
Partners Group Holding AG	22,384	17,801,772

		53,061,590

Insurance – 2.8%
AIA Group Ltd.	1,925,200	19,742,427
Prudential PLC	460,040	9,464,968

		29,207,395

Thrifts & Mortgage Finance – 1.9%
Housing Development Finance Corp., Ltd.	624,883	19,223,741

		111,608,047

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Discretionary – 9.6%
Auto Components – 1.8%
Aptiv PLC(a)	212,102	$18,590,740

Diversified Consumer Services – 1.9%
Bright Horizons Family Solutions, Inc.(b)	129,850	19,746,290

Internet & Direct Marketing Retail – 4.6%
Alibaba Group Holding Ltd. (Sponsored ADR)(b)	88,790	15,370,437
Amazon.com, Inc.(b)	10,147	18,942,217
Etsy, Inc.(b)	201,040	13,473,701

		47,786,355

Textiles, Apparel & Luxury Goods – 1.3%
NIKE, Inc. – Class B	150,840	12,976,765

		99,100,150

Consumer Staples – 6.9%
Food Products – 2.0%
Kerry Group PLC – Class A	181,340	21,158,361

Household Products – 3.3%
Procter & Gamble Co. (The)	141,120	16,657,805
Unicharm Corp.	608,900	17,226,450

		33,884,255

Personal Products – 1.6%
Unilever PLC	268,170	16,133,685

		71,176,301

Materials – 5.5%
Chemicals – 5.5%
Chr Hansen Holding A/S	148,130	12,934,245
Ecolab, Inc.	130,679	26,361,875
Koninklijke DSM NV	143,070	17,724,663

		57,020,783

Utilities – 4.6%
Multi-Utilities – 1.0%
Suez	735,270	10,809,179

Water Utilities – 3.6%
American Water Works Co., Inc.	222,441	25,531,778
Beijing Enterprises Water Group Ltd.(b)	21,766,000	11,456,446

		36,988,224

		47,797,403

Real Estate – 1.9%
Equity Real Estate Investment Trusts (REITs) – 1.9%
SBA Communications Corp.(b)	81,010	19,880,664

18 | AB SUSTAINABLE GLOBAL THEMATIC FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Communication Services – 1.3%
Interactive Media & Services – 1.3%
Tencent Holdings Ltd.	286,500	$13,348,884

Total Common Stocks (cost $744,476,612)		997,142,289

SHORT-TERM INVESTMENTS – 3.8%
Investment Companies – 3.8%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.31%(c)(d)(e) (cost $39,174,892)	39,174,892	39,174,892

Total Investments – 100.0% (cost $783,651,504)		1,036,317,181
Other assets less liabilities – 0.0%		(62,479)

Net Assets – 100.0%		$1,036,254,702

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	EUR	10,318	USD	11,726	9/13/19	$265,806
Bank of America, NA	GBP	6,386	USD	8,033	9/13/19	250,942
Bank of America, NA	USD	4,271	CHF	4,230	9/13/19	(2,226)
Barclays Bank PLC	BRL	29,784	USD	7,911	8/02/19	106,651
Barclays Bank PLC	USD	7,772	BRL	29,784	8/02/19	32,563
Barclays Bank PLC	CHF	4,230	USD	4,299	9/13/19	30,176
Barclays Bank PLC	EUR	13,115	USD	14,769	9/13/19	201,772
Barclays Bank PLC	USD	15,866	AUD	22,742	9/13/19	(290,658)
Barclays Bank PLC	USD	2,849	GBP	2,267	9/13/19	(86,713)
Barclays Bank PLC	USD	6,041	ZAR	90,324	9/13/19	224,713
BNP Paribas SA	EUR	8,630	USD	9,747	9/13/19	161,571
BNP Paribas SA	USD	2,718	EUR	2,411	9/13/19	(39,941)
BNP Paribas SA	USD	18,739	JPY	2,034,398	9/13/19	19,232
Citibank, NA	USD	3,412	RUB	225,797	8/06/19	133,354
Citibank, NA	USD	12,991	KRW	15,339,787	8/26/19	(72,300)
Citibank, NA	EUR	92,950	USD	105,862	9/13/19	2,618,874
Citibank, NA	HKD	50,986	USD	6,510	9/13/19	(5,643)
Citibank, NA	JPY	310,765	USD	2,852	9/13/19	(13,728)
Citibank, NA	USD	20,958	CAD	27,735	9/13/19	73,841
Citibank, NA	USD	20,198	EUR	17,733	9/13/19	(501,111)
Citibank, NA	USD	6,200	SEK	58,180	9/13/19	(158,786)
Citibank, NA	INR	2,401,539	USD	34,602	10/24/19	200,125
Goldman Sachs Bank USA	BRL	7,863	USD	2,100	8/02/19	39,198
Goldman Sachs Bank USA	BRL	29,784	USD	7,718	8/02/19	(85,854)
Goldman Sachs Bank USA	USD	9,999	BRL	37,647	8/02/19	(134,807)
Goldman Sachs Bank USA	GBP	1,622	USD	2,070	9/13/19	93,125

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA	USD	5,542	AUD	8,068	9/13/19	$(16,642)
Goldman Sachs Bank USA	USD	2,782	JPY	304,346	9/13/19	24,323
Goldman Sachs Bank USA	USD	2,807	MXN	54,520	9/13/19	18,407
JPMorgan Chase Bank, NA	BRL	11,048	USD	2,847	8/02/19	(47,637)
JPMorgan Chase Bank, NA	USD	2,934	BRL	11,048	8/02/19	(39,561)
Natwest Markets PLC	EUR	13,172	USD	14,757	9/13/19	125,937
Natwest Markets PLC	HKD	13,784	USD	1,764	9/13/19	2,286
Natwest Markets PLC	USD	5,801	CAD	7,581	9/13/19	(52,546)
Natwest Markets PLC	USD	1,444	NOK	12,435	9/13/19	(38,124)
Standard Chartered Bank	USD	12,128	TWD	380,531	9/11/19	110,880
Standard Chartered Bank	USD	2,723	CAD	3,642	9/13/19	39,222
Standard Chartered Bank	CNY	112,366	USD	16,329	10/17/19	65,252
State Street Bank & Trust Co.	JPY	2,027,979	USD	18,923	9/13/19	223,844
State Street Bank & Trust Co.	USD	3,894	EUR	3,405	9/13/19	(112,134)
UBS AG	BRL	18,911	USD	5,023	8/02/19	67,717
UBS AG	USD	5,020	BRL	18,911	8/02/19	(64,251)
UBS AG	BRL	18,911	USD	5,007	9/04/19	62,207
UBS AG	EUR	7,065	USD	8,094	9/13/19	246,408
UBS AG	USD	15,458	GBP	12,109	9/13/19	(701,926)

						$2,973,838

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

NOK – Norwegian Krone

RUB – Russian Ruble

SEK – Swedish Krona

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

20 | AB SUSTAINABLE GLOBAL THEMATIC FUND	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

July 31, 2019

Assets
Investments in securities, at value
Unaffiliated issuers (cost $744,476,612)	$997,142,289	(a)
Affiliated issuers (cost $39,174,892)	39,174,892
Foreign currencies, at value (cost $736,605)	731,298
Unrealized appreciation on forward currency exchange contracts	5,438,426
Receivable for capital stock sold	1,568,224
Unaffiliated dividends and interest receivable	1,314,484
Affiliated dividends receivable	106,629

Total assets	1,045,476,242

Liabilities
Payable for investment securities purchased	2,554,915
Unrealized depreciation on forward currency exchange contracts	2,464,588
Advisory fee payable	1,930,259
Payable for capital stock redeemed	1,317,939
Cash collateral due to broker	480,000
Distribution fee payable	156,789
Transfer Agent fee payable	78,841
Administrative fee payable	19,756
Directors’ fees payable	1,735
Accrued expenses	216,718

Total liabilities	9,221,540

Net Assets	$1,036,254,702

Composition of Net Assets
Capital stock, at par	$86,190
Additional paid-in capital	773,380,404
Distributable earnings	262,788,108

	$1,036,254,702

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$609,082,634	5,153,089	$118.20	*

B	$7,299,777	76,617	$95.28

C	$18,846,360	196,539	$95.89

Advisor	$384,638,303	3,059,372	$125.72

R	$3,312,785	28,393	$116.68

K	$3,866,851	31,995	$120.86

I	$9,207,992	73,003	$126.13

(a)	Includes securities on loan with a value of $46,146,185 (see Note E).

*	The maximum offering price per share for Class A shares was $123.45 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 21

STATEMENT OF OPERATIONS

Year Ended July 31, 2019

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $678,206)	$10,852,133
Affiliated issuers	1,025,557
Securities lending income	11,720	$11,889,410

Expenses
Advisory fee (see Note B)	7,261,748
Distribution fee—Class A	1,469,681
Distribution fee—Class B	73,700
Distribution fee—Class C	210,475
Distribution fee—Class R	14,517
Distribution fee—Class K	8,565
Transfer agency—Class A	1,040,729
Transfer agency—Class B	17,635
Transfer agency—Class C	39,081
Transfer agency—Advisor Class	583,552
Transfer agency—Class R	7,550
Transfer agency—Class K	6,852
Transfer agency—Class I	4,428
Custodian	227,805
Printing	136,745
Registration fees	132,674
Audit and tax	79,416
Administrative	64,738
Legal	42,327
Directors’ fees	23,308
Miscellaneous	66,927

Total expenses	11,512,453
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(43,507)

Net expenses		11,468,946

Net investment income		420,464

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		20,317,927
Forward currency exchange contracts		(3,071,621)
Foreign currency transactions		(76,029)
Net change in unrealized appreciation/depreciation of:
Investments		40,423,572
Forward currency exchange contracts		4,037,018
Foreign currency denominated assets and liabilities		9,912

Net gain on investment and foreign currency transactions		61,640,779

Net Increase in Net Assets from Operations		$62,061,243

See notes to financial statements.

22 | AB SUSTAINABLE GLOBAL THEMATIC FUND	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

Year Ended July 31, 2019	Year Ended July 31, 2018
Increase in Net Assets from Operations
Net investment income	$420,464	$1,168,522
Net realized gain on investment and foreign currency transactions	17,170,277	80,751,794
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	44,470,502	8,330,478

Net increase in net assets from operations	62,061,243	90,250,794
Distributions to Shareholders
Class A	(41,366,433)	– 0	–
Class B	(573,816)	– 0	–
Class C	(1,683,197)	– 0	–
Advisor Class	(22,301,823)	– 0	–
Class R	(173,722)	– 0	–
Class K	(227,234)	– 0	–
Class I	(287,481)	– 0	–
Capital Stock Transactions
Net increase	57,423,049	83,881,546
Capital Contributions
Proceeds from regulatory settlement (see Note F)	– 0	–	6,631,793

Total increase	52,870,586	180,764,133
Net Assets
Beginning of period	983,384,116	802,619,983

End of period	$1,036,254,702	$983,384,116

See notes to financial statements.

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 23

NOTES TO FINANCIAL STATEMENTS

July 31, 2019

NOTE A

Significant Accounting Policies

AB Sustainable Global Thematic Fund, Inc. (the “Fund”) (formerly AB Global Thematic Growth Fund, Inc.), organized as a Maryland corporation on December 24, 1980, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to 0% depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB mutual fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

24 | AB SUSTAINABLE GLOBAL THEMATIC FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 25

NOTES TO FINANCIAL STATEMENTS (continued)

Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

26 | AB SUSTAINABLE GLOBAL THEMATIC FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of July 31, 2019:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Health Care	$132,949,303		$95,996,605		$	– 0	–	$228,945,908
Information Technology	145,991,691		65,905,460			– 0	–	211,897,151
Industrials	64,956,617		71,410,381			– 0	–	136,366,998
Financials	45,375,139		66,232,908			– 0	–	111,608,047
Consumer Discretionary	99,100,150		– 0	–		– 0	–	99,100,150
Consumer Staples	37,816,166		33,360,135			– 0	–	71,176,301
Materials	26,361,875		30,658,908			– 0	–	57,020,783
Utilities	36,340,957		11,456,446			– 0	–	47,797,403
Real Estate	19,880,664		– 0	–		– 0	–	19,880,664
Communication Services	– 0	–	13,348,884			– 0	–	13,348,884
Short-Term Investments	39,174,892		– 0	–		– 0	–	39,174,892

Total Investments in Securities	647,947,454		388,369,727	(a)		– 0	–	1,036,317,181
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	– 0	–	5,438,426			– 0	–	5,438,426
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(2,464,588)			– 0	–	(2,464,588)

Total	$647,947,454		$391,343,565		$	– 0	–	$1,039,291,019

(a)

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 27

NOTES TO FINANCIAL STATEMENTS (continued)

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

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6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a quarterly advisory fee equal to the following percentages of the value of the Fund’s aggregate net assets at the close of business on the last business day of the previous quarter: .25 of .75% of the first $2.5 billion, .25 of .65% of the next $2.5 billion, and .25 of .60% of the net assets in excess of $5 billion. The fee is accrued daily and paid quarterly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended July 31, 2019, the reimbursement for such services amounted to $64,738.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $854,700 for the year ended July 31, 2019.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $10,521 from the sale of Class A shares and received $1,756, $5,764 and $10,892 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended July 31, 2019.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended July 31, 2019, such waiver amounted to $42,432.

A summary of the Fund’s transactions in AB mutual funds for the year ended July 31, 2019 is as follows:

Fund	Market Value 7/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 7/31/19 (000)		Dividend Income (000)
Government Money Market Portfolio	$42,108	$222,298	$225,231	$39,175		$953
Government Money Market Portfolio*	270	61,001	61,271	– 0	–	73

Total				$39,175		$1,026

*	Investments of cash collateral for securities lending transactions (see Note E).

During the second quarter of 2018, AXA S.A. (“AXA”) completed the sale of a minority stake in AXA Equitable Holdings, Inc. (“AXA Equitable”), through an initial public offering. AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 63.7% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the second quarter of 2019. As a result, AXA owned 38.9% of the outstanding shares of common stock of AXA Equitable as of July 8, 2019. AXA has announced its intention to sell its entire remaining interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). AXA is under no obligation to do so and retains the sole discretion to determine the timing of any future sales of shares of AXA Equitable common stock.

It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore

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may be deemed an “assignment” causing a termination of the Fund’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018, for shareholders of the Fund to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the December 11, 2018 adjourned shareholder meeting, shareholders approved the new and future investment advisory agreements.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. Effective October 31, 2014, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $64,365,212, $8,326,365, $297,581 and $86,791 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the

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NOTES TO FINANCIAL STATEMENTS (continued)

Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended July 31, 2019 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$384,635,947		$382,980,481
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$784,075,721

Gross unrealized appreciation	$279,045,946
Gross unrealized depreciation	(26,696,963)

Net unrealized appreciation	$252,348,983

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts.

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Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended July 31, 2019, the Fund held forward currency exchange contracts for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended July 31, 2019, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$5,438,426	Unrealized depreciation on forward currency exchange contracts	$2,464,588

Total		$5,438,426		$2,464,588

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$(3,071,621)	$4,037,018

Total		$(3,071,621)	$4,037,018

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended July 31, 2019:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$206,709,974
Average principal amount of sale contracts	$250,482,898

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of July 31, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Bank of America, NA	$516,748	$(2,226)	$	– 0	–	$	– 0	–	$514,522
Barclays Bank PLC	595,875	(377,371)	– 0	–	– 0	–	218,504
BNP Paribas SA	180,803	(39,941)	– 0	–	– 0	–	140,862
Citibank, NA	3,026,194	(751,568)	(330,000)	– 0	–	1,944,626
Goldman Sachs Bank USA	175,053	(175,053)	– 0	–	– 0	–	– 0	–
Natwest Markets PLC	128,223	(90,670)	– 0	–	– 0	–	37,553
Standard Chartered Bank	215,354	– 0	–	(150,000)	– 0	–	65,354
State Street Bank & Trust Co.	223,844	(112,134)	– 0	–	– 0	–	111,710
UBS AG	376,332	(376,332)	– 0	–	– 0	–	– 0	–

Total	$5,438,426	$(1,925,295)	$(480,000)	$	– 0	–	$3,033,131	^

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America, NA	$2,226	$(2,226)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	377,371	(377,371)	– 0	–	– 0	–	– 0	–
BNP Paribas SA	39,941	(39,941)	– 0	–	– 0	–	– 0	–
Citibank, NA	751,568	(751,568)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA	237,303	(175,053)	– 0	–	– 0	–	62,250
JPMorgan Chase Bank, NA	87,198	– 0	–	– 0	–	– 0	–	87,198
Natwest Markets PLC	90,670	(90,670)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	112,134	(112,134)	– 0	–	– 0	–	– 0	–
UBS AG	766,177	(376,332)	– 0	–	– 0	–	389,845

Total	$2,464,588	$(1,925,295)	$	– 0	–	$	– 0	–	$539,293	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, and accordingly will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the

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NOTES TO FINANCIAL STATEMENTS (continued)

Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

A summary of the Fund’s transactions surrounding securities lending for the year ended July 31, 2019 is as follows:

						Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*			Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$ 46,146,185	$	– 0	–	$48,074,687	$11,720	$72,711	$1,075

*	As of July 31, 2019.

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NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended July 31, 2019	Year Ended July 31, 2018		Year Ended July 31, 2019	Year Ended July 31, 2018

Class A
Shares sold	218,271	308,135		$24,257,010	$35,769,543

Shares issued in reinvestment of dividends	372,192	– 0	–	37,304,761	– 0	–

Shares converted from Class B	11,095	15,614		1,258,262	1,789,109

Shares converted from Class C	54,384	28,934		6,308,819	3,303,426

Shares redeemed	(725,779)	(715,211)		(81,569,938)	(83,218,618)

Net decrease	(69,837)	(362,528)		$(12,441,086)	$(42,356,540)

Class B
Shares sold	6,231	7,384		$561,327	$706,000

Shares issued in reinvestment of dividends	6,924	– 0	–	562,265	– 0	–

Shares converted to Class A	(13,654)	(18,964)		(1,258,262)	(1,789,109)

Shares redeemed	(7,408)	(11,030)		(682,697)	(1,047,120)

Net decrease	(7,907)	(22,610)		$(817,367)	$(2,130,229)

Class C
Shares sold	48,903	65,835		$4,545,013	$6,373,614

Shares issued in reinvestment of dividends	18,594	– 0	–	1,519,280	– 0	–

Shares converted to Class A	(66,539)	(34,919)		(6,308,819)	(3,303,426)

Shares redeemed	(53,098)	(36,351)		(4,721,255)	(3,495,236)

Net decrease	(52,140)	(5,435)		$(4,965,781)	$(425,048)

Advisor Class
Shares sold	1,066,308	1,649,262		$126,031,362	$203,988,303

Shares issued in reinvestment of dividends	191,129	– 0	–	20,345,782	– 0	–

Shares redeemed	(672,803)	(534,497)		(78,121,605)	(66,968,436)

Net increase	584,634	1,114,765		$68,255,539	$137,019,867

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares			Amount
	Year Ended July 31, 2019	Year Ended July 31, 2018		Year Ended July 31, 2019	Year Ended July 31, 2018

Class R
Shares sold	9,957	5,025		$1,106,658	$570,269

Shares issued in reinvestment of dividends	1,751	– 0	–	173,714	– 0	–

Shares redeemed	(11,729)	(5,754)		(1,327,084)	(657,056)

Net decrease	(21)	(729)		$(46,712)	$(86,787)

Class K
Shares sold	10,795	6,942		$1,260,549	$805,811

Shares issued in reinvestment of dividends	2,217	– 0	–	227,229	– 0	–

Shares redeemed	(3,873)	(88,621)		(448,469)	(10,297,181)

Net increase (decrease)	9,139	(81,679)		$1,039,309	$(9,491,370)

Class I
Shares sold	66,146	11,394		$7,731,275	$1,425,074

Shares issued in reinvestment of dividends	2,694	– 0	–	287,481	– 0	–

Shares redeemed	(13,695)	(579)		(1,619,609)	(73,421)

Net increase	55,145	10,815		$6,399,147	$1,351,653

For the year ended July 31, 2018, the Fund recorded $6,631,793 related to settlements of regulatory proceedings. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE G

Risks Involved in Investing in the Fund

Sector Risk—The Fund may have more risk because of concentrated investments in a particular market sector, such as the technology or financial services sector. Market or economic factors affecting that sector could have a major effect on the value of the Fund’s investments.

ESG Risk—Applying environmental, social and corporate governance (“ESG”) and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and therefore the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria.

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Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment

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NOTES TO FINANCIAL STATEMENTS (continued)

fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 2019.

NOTE I

The tax character of distributions paid during the fiscal years ended July 31, 2019 and July 31, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$8,254,581	$	– 0	–
Net long-term capital gains	58,359,125		– 0	–

Total taxable distributions paid	$66,613,706	$	– 0	–

As of July 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$13,280,596
Other losses	(2,810,957	)(a)
Unrealized appreciation/(depreciation)	252,318,469	(b)

Total accumulated earnings/(deficit)	$262,788,108

(a)	As of July 31, 2019, the fund had a qualified late-year ordinary loss deferral of $2,810,957.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of July 31, 2019, the Fund did not have any capital loss carryforwards.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE J

Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and

40 | AB SUSTAINABLE GLOBAL THEMATIC FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Fund.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has adopted the amendments which simplified certain disclosure requirements on the financial statements.

NOTE K

Subsequent Events

At a meeting held on July 30 – July 31, 2019, the Board approved the early conversion of the Fund’s Class B shares into Class A shares to occur on or about November 7, 2019 (the “Conversion Date”). On the Conversion Date, all outstanding Class B shares of the Fund will be converted to Class A shares. Class B shares that are converted to Class A shares in connection with the Conversion will not be subject to a contingent deferred sales charge, nor will any sales charge be assessed in connection with the Class A shares that a shareholder receives in exchange for such Class B shares. Effective August 2, 2019, sales of Class B shares were suspended, except that dividend reinvestments for Class B accounts will continue to be made in additional Class B shares and Class B shares of the Fund may continue to be exchanged for Class B shares of any other fund in the AB Fund family. In addition, in limited circumstances, such as sales to certain retirement plans and sales made through retail omnibus platforms, the Fund will continue to offer Class B shares to existing Class B shareholders. All sales of Class B shares will cease on the Conversion Date.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 41

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended July 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 120.08		$ 107.51		$ 91.49		$ 92.00		$ 83.73

Income From Investment Operations

Net investment income (loss)(a)	(.03	)(b)	.07	(b)	(.16	)(b)†	(.20	)(b)	(.26)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	6.33		11.63		19.65		(3.97)		8.51

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.02

Capital contributions	– 0	–	.87		– 0	–	3.66		– 0	–

Net increase (decrease) in net asset value from operations	6.30		12.57		19.49		(.51)		8.27

Less: Dividends and Distributions

Dividends from net investment income	(.97)		– 0	–	(3.46)		– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(7.21)		– 0	–	– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	(.01)		– 0	–	– 0	–

Total dividends and distributions	(8.18)		– 0	–	(3.47)		– 0	–	– 0	–

Net asset value, end of period	$ 118.20		$ 120.08		$ 107.51		$ 91.49		$ 92.00

Total Return

Total investment return based on net asset value(c)*	6.48%		11.69%		22.26	%†	(.55)%		9.88%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$609,083		$627,185		$600,512		$501,931		$567,548

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	1.26%		1.29%		1.41%		1.45%		1.45%

Expenses, before waivers/reimbursements(d)‡	1.26%		1.30%		1.43%		1.45%		1.45%

Net investment income (loss)	(.03	)%(b)	.06	%(b)	(.17	)%(b)†	(.23	)%(b)	(.29)%

Portfolio turnover rate	42%		23%		65%		40%		49%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%		.01%		.01%		0%		0%

See footnote summary on page 49.

42 | AB SUSTAINABLE GLOBAL THEMATIC FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended July 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 98.42		$ 88.84		$ 76.05		$ 77.12		$ 70.75

Income From Investment Operations

Net investment loss(a)	(.77	)(b)	(.74	)(b)	(.77	)(b)†	(.75	)(b)	(.81)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.02		9.60		16.30		(3.98)		7.16

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.02

Capital contributions	– 0	–	.72		– 0	–	3.66		– 0	–

Net increase (decrease) in net asset value from operations	4.25		9.58		15.53		(1.07)		6.37

Less: Dividends and Distributions

Dividends from net investment income	(.18)		– 0	–	(2.74)		– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(7.21)		– 0	–	– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	(.00	)(e)	– 0	–	– 0	–

Total dividends and distributions	(7.39)		– 0	–	(2.74)		– 0	–	– 0	–

Net asset value, end of period	$ 95.28		$ 98.42		$ 88.84		$ 76.05		$ 77.12

Total Return

Total investment return based on net asset value(c)*	5.63%		10.78%		21.30	%†+	(1.39	)%+	9.00%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$7,300		$8,319		$9,518		$10,899		$14,406

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	2.07%		2.10%		2.21%		2.27%		2.24%

Expenses, before waivers/reimbursements(d)‡	2.07%		2.11%		2.23%		2.28%		2.24%

Net investment loss	(.85	)%(b)	(.77	)%(b)	(.98	)%(b)†	(1.07	)%(b)	(1.09)%

Portfolio turnover rate	42%		23%		65%		40%		49%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%		.01%		.01%		0%		0%

See footnote summary on page 49.

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 43

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended July 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 99.07		$ 89.37		$ 76.67		$ 77.70		$ 71.25

Income From Investment Operations

Net investment loss(a)	(.73	)(b)	(.66	)(b)	(.74	)(b)†	(.71	)(b)	(.78)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.04		9.64		16.37		(3.98)		7.21

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.02

Capital contributions	– 0	–	.72		– 0	–	3.66		– 0	–

Net increase (decrease) in net asset value from operations	4.31		9.70		15.63		(1.03)		6.45

Less: Dividends and Distributions

Dividends from net investment income	(.28)		– 0	–	(2.92)		– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(7.21)		– 0	–	– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	(.01)		– 0	–	– 0	–

Total dividends and distributions	(7.49)		– 0	–	(2.93)		– 0	–	– 0	–

Net asset value, end of period	$ 95.89		$ 99.07		$ 89.37		$ 76.67		$ 77.70

Total Return

Total investment return based on net asset value(c)*	5.67%		10.85%		21.34	%†	(1.33)%		9.07%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$18,846		$24,636		$22,709		$64,727		$74,114

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	2.01%		2.04%		2.19%		2.21%		2.20%

Expenses, before waivers/reimbursements(d)‡	2.02%		2.05%		2.21%		2.21%		2.20%

Net investment loss	(.80	)%(b)	(.69	)%(b)	(.95	)%(b)†	(.99	)%(b)	(1.05)%

Portfolio turnover rate	42%		23%		65%		40%		49%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%		.01%		.01%		0%		0%

See footnote summary on page 49.

44 | AB SUSTAINABLE GLOBAL THEMATIC FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended July 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 127.20		$ 113.60		$ 96.54		$ 96.84		$ 87.90

Income From Investment Operations

Net investment income (loss)(a)	.29	(b)	.53	(b)	.10	(b)†	.02	(b)	(.03)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	6.73		12.15		20.73		(3.98)		8.95

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.02

Capital contributions	– 0	–	.92		– 0	–	3.66		– 0	–

Net increase (decrease) in net asset value from operations	7.02		13.60		20.83		(.30)		8.94

Less: Dividends and Distributions

Dividends from net investment income	(1.29)		– 0	–	(3.76)		– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(7.21)		– 0	–	– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	(.01)		– 0	–	– 0	–

Total dividends and distributions	(8.50)		– 0	–	(3.77)		– 0	–	– 0	–

Net asset value, end of period	$ 125.72		$ 127.20		$ 113.60		$ 96.54		$ 96.84

Total Return

Total investment return based on net asset value(c)*	6.75%		11.97%		22.56	%†	(.31)%		10.17%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$384,638		$314,797		$154,499		$62,661		$44,334

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	1.01%		1.03%		1.16%		1.20%		1.18%

Expenses, before waivers/reimbursements(d)‡	1.01%		1.04%		1.18%		1.20%		1.18%

Net investment income (loss)	.24	%(b)	.43	%(b)	.09	%(b)†	.02	%(b)	(.03)%

Portfolio turnover rate	42%		23%		65%		40%		49%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%		.01%		.01%		0%		0%

See footnote summary on page 49.

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 45

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended July 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 118.43		$ 106.35		$ 90.58		$ 91.24		$ 83.17

Income From Investment Operations

Net investment loss(a)	(.38	)(b)	(.27	)(b)	(.36	)(b)†	(.33	)(b)	(.40)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	6.27		11.49		19.45		(3.99)		8.45

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.02

Capital contributions	– 0	–	.86		– 0	–	3.66		– 0	–

Net increase (decrease) in net asset value from operations	5.89		12.08		19.09		(.66)		8.07

Less: Dividends and Distributions

Dividends from net investment income	(.43)		– 0	–	(3.31)		– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(7.21)		– 0	–	– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	(.01)		– 0	–	– 0	–

Total dividends and distributions	(7.64)		– 0	–	(3.32)		– 0	–	– 0	–

Net asset value, end of period	$ 116.68		$ 118.43		$ 106.35		$ 90.58		$ 91.24

Total Return

Total investment return based on net asset value(c)*	6.13%		11.36%		21.99	%†	(.72)%		9.71%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,313		$3,365		$3,099		$2,941		$3,613

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	1.59%		1.58%		1.64%		1.61%		1.61%

Expenses, before waivers/reimbursements(d)‡	1.60%		1.60%		1.65%		1.61%		1.61%

Net investment loss	(.34	)%(b)	(.23	)%(b)	(.39	)%(b)†	(.39	)%(b)	(.46)%

Portfolio turnover rate	42%		23%		65%		40%		49%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%		.01%		.01%		0%		0%

See footnote summary on page 49.

46 | AB SUSTAINABLE GLOBAL THEMATIC FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended July 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 122.65		$ 109.83		$ 93.46		$ 93.85		$ 85.29

Income From Investment Operations

Net investment loss(a)	(.02	)(b)	(.20	)(b)	(.07	)(b)†	(.07	)(b)	(.13)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	6.45		12.13		20.07		(3.98)		8.67

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.02

Capital contributions	– 0	–	.89		– 0	–	3.66		– 0	–

Net increase (decrease) in net asset value from operations	6.43		12.82		20.00		(.39)		8.56

Less: Dividends and Distributions

Dividends from net investment income	(1.01)		– 0	–	(3.62)		– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(7.21)		– 0	–	– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	(.01)		– 0	–	– 0	–

Total dividends and distributions	(8.22)		– 0	–	(3.63)		– 0	–	– 0	–

Net asset value, end of period	$ 120.86		$ 122.65		$ 109.83		$ 93.46		$ 93.85

Total Return

Total investment return based on net asset value(c)*	6.45%		11.67%		22.38	%†	(.42)%		10.05%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,867		$2,803		$11,481		$9,385		$9,530

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	1.28%		1.29%		1.33%		1.30%		1.30%

Expenses, before waivers/reimbursements(d)‡	1.29%		1.31%		1.34%		1.31%		1.30%

Net investment loss	(.02	)%(b)	(.17	)%(b)	(.08	)%(b)†	(.08	)%(b)	(.15)%

Portfolio turnover rate	42%		23%		65%		40%		49%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%		.01%		.01%		0%		0%

See footnote summary on page 49.

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 47

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended July 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 127.62		$ 113.85		$ 96.70		$ 96.75		$ 87.63

Income From Investment Operations

Net investment income(a)	.54	(b)	.67	(b)	.32	(b)†	.24	(b)	.19

Net realized and unrealized gain (loss) on investment and foreign currency transactions	6.61		12.18		20.77		(3.95)		8.90

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.03

Capital contributions	– 0	–	.92		– 0	–	3.66		– 0	–

Net increase (decrease) in net asset value from operations	7.15		13.77		21.09		(.05)		9.12

Less: Dividends and Distributions

Dividends from net investment income	(1.43)		– 0	–	(3.93)		– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(7.21)		– 0	–	– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	(.01)		– 0	–	– 0	–

Total dividends and distributions	(8.64)		– 0	–	(3.94)		– 0	–	– 0	–

Net asset value, end of period	$ 126.13		$ 127.62		$ 113.85		$ 96.70		$ 96.75

Total Return

Total investment return based on net asset value(c)*	6.85%		12.09%		22.86	%†	(.05)%		10.41%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$9,208		$2,279		$802		$555		$693

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	.93%		.93%		.94%		.94%		.96%

Expenses, before waivers/reimbursements(d)‡	.93%		.95%		.96%		.94%		.96%

Net investment income	.45	%(b)	.54	%(b)	.32	%(b)†	.27	%(b)	.20%

Portfolio turnover rate	42%		23%		65%		40%		49%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%		.01%		.01%		0%		0%

See footnote summary on page 49.

48 | AB SUSTAINABLE GLOBAL THEMATIC FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended July 31, 2018 and July 31, 2017, such waiver amounted to .01% and .02%, respectively.

(e)	Amount is less than $.005.

†	For the year ended July 31, 2017, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.02	.03%	.03%

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended July 31, 2015 by .05%.

Includes the impact of proceeds recorded and credited to the Fund resulting from regulatory settlements, which enhanced the Fund’s performance for the years ended July 31, 2018 and July 31, 2016 by .77% and 4.33%, respectively.

+

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 49

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB Sustainable Global Thematic Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Sustainable Global Thematic Fund, Inc. (the “Fund”), including the portfolio of investments, as of July 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation

50 | AB SUSTAINABLE GLOBAL THEMATIC FUND	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

of securities owned as of July 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

September 26, 2019

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 51

2019 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Fund for the taxable year ended July 31, 2019. For corporate shareholders, 79.08% of dividends paid qualify for the dividends received deduction. For individual shareholders, the Fund designates 100% of dividends paid as qualified dividend income.

The Fund intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended July 31, 2019, $473,857 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $7,812,830.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2020.

52 | AB SUSTAINABLE GLOBAL THEMATIC FUND	abfunds.com

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman

Michael J. Downey(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Carol C. McMullen(1)

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Daniel C. Roarty(2), Vice President

Emilie D. Wrapp, Secretary

Michael B. Reyes, Senior Analyst

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Thematic and Sustainable Equities Investment Team. Mr. Daniel C. Roarty is the investment professional with the most significant responsibility for the day-to-day management of the Fund on the Team.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 59 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	90	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 77 (1992)	Private Investor since prior to 2014. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	90	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey,## 75 (2005)	Private Investor since prior to 2014. Formerly, Chairman of the Asia Pacific Fund, Inc. (registered investment company) since prior to 2014 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	90	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,## 71 (2006)	Private Investor since prior to 2014. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	90	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 64 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019), Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	90	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,## 67 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995) where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	90	None

Earl D. Weiner,## 80 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	90	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officers of the Fund

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 59	President and Chief Executive Officer	See biography above.

Daniel C. Roarty 47	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2014. He is also Chief Investment Officer of Thematic and Sustainable Equities.

Emilie D. Wrapp 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2014.

Michael B. Reyes 43	Senior Analyst	Vice President of the Adviser,** with which he has been associated since prior to 2014.

Joseph J. Mantineo 60	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2014.

Phyllis J. Clarke 58	Controller	Vice President of ABIS,** with which she has been associated since prior to 2014.

Vincent S. Noto 54	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800)-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreements and Interim Advisory Agreement in the Context of Potential Assignments

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018, the Boards of the AB Funds, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including AB Sustainable Global Thematic Fund, Inc. (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

At the same meeting, the AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreements.

A discussion regarding the basis for the Boards’ approvals at the meeting held on July 31-August 2, 2018 is set forth below.

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction with the nature and quality of services being provided and, as applicable, in the case of

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certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of

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the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is

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affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider

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(the “15(c) provider”) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional,

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offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that many of the Funds may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established

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methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested directors (the “directors”) of AB Sustainable Global Thematic Fund, Inc. (formerly AB Global Thematic Growth Fund, Inc.) (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on May 7-9, 2019 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated,

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extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical,

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accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the

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Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2019. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing an investment strategy similar to the Fund’s. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing an investment strategy similar to the Fund’s, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with those for two other funds advised by the Adviser with a similar investment strategy.

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The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 71

across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio.

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 73

NOTES

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NOTES

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 75

NOTES

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AB SUSTAINABLE GLOBAL THEMATIC FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

SGT-0151-0719

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

			Audit - Related
		Audit Fees	Fees	Tax Fees
AB Sustainable Global Thematic Fund	2018	$44,490	$54	$26,685
	2019	$44,490	$—	$23,136

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Sustainable Global Thematic Fund	2018	$855,929	$26,739
			$(54)
			$(26,685)
	2019	$654,539	$23,136
			$—
			$(23,136)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Sustainable Global Thematic Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	September 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	September 30, 2019

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	September 30, 2019